UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2018

HAYMAKER ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38254	82-1329677
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

650 Fifth Avenue, Floor 10 New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 616-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On November 2, 2018 at 9:00 am ET, Haymaker Acquisition Corp. (“Haymaker”), held a previously announced joint conference call (the “Conference Call”) with OneSpaWorld to discuss a proposed business combination pursuant to which, among other things, OneSpaWorld Holdings Limited (“OSW Holdings”) will, directly or indirectly, acquire Haymaker and the “One Spa World” business of Steiner Leisure Limited (the “Business Combination”) in accordance with the terms of that certain Business Combination Agreement, dated as of November 1, 2018 (the “Transaction Agreement”), by and among Haymaker, OSW Holdings and the other parties thereto.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is a transcript of the Conference Call. A telephone replay will be available from 12:00 pm ET on November 2, 2018 to 12:00 pm ET on November 9, 2018 and can be accessed by dialing (844) 512-2921, or for international callers, (412) 317-6671 and entering replay pin number: 13684383. A copy of the Transaction Agreement was attached as Exhibit 2.1 to Haymaker’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on November 1, 2018.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Additional Information

In connection with the proposed transactions, OSW Holdings intends to file a Registration Statement on Form S-4, which will include a preliminary prospectus of OSW Holdings and preliminary proxy statement of Haymaker. Haymaker will mail a definitive proxy statement/prospectus and other relevant documents to its stockholders. Investors and security holders of Haymaker are advised to read, when available, the proxy statement/prospectus in connection with Haymaker’s solicitation of proxies for its special meeting of stockholders to be held to approve the proposed transaction (and related matters) because the proxy statement/prospectus will contain important information about the proposed transaction and the parties to the proposed transaction. The definitive proxy statement/prospectus will be mailed to stockholders of Haymaker as of a record date to be established for voting on the proposed transaction. Stockholders will also be able to obtain copies of the proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Haymaker Acquisition Corp., 650 Fifth Avenue, Floor 10, New York, New York 10019.

Participants in the Solicitation

Haymaker, the Seller Representative (as defined in the Transaction Agreement), OSW Holdings, and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Haymaker’s stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed transaction of Haymaker’s directors and officers in Haymaker’s filings with the SEC, including Haymaker’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on March 30, 2018, and such information will also be in the Registration Statement on Form S-4 to be filed with the SEC by OSW Holdings, which will include the proxy statement of Haymaker for the proposed transaction.

Forward Looking Statements

This Current Report includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements include projected financial information. Such forward looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of Haymaker, the Group Companies (as defined in the Transaction Agreement), or the combined company after completion of any proposed Business Combination are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the inability to complete the transactions contemplated by the proposed Business Combination; (2) the inability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth profitably; (3) the ability to meet Nasdaq’s listing standards following the consummation of the transactions contemplated by the proposed Business Combination; (4)

costs related to the proposed Business Combination; (5) changes in applicable laws or regulations; (6) the possibility that Haymaker or OSW Holdings may be adversely affected by other economic, business, and/or competitive factors; and (7) other risks and uncertainties indicated from time to time in the final prospectus of Haymaker, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by Haymaker. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Haymaker and OSW Holdings undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Transcript of November 2, 2018 Joint Haymaker and OneSpaWorld Conference Call

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 2, 2018

HAYMAKER ACQUISITION CORP.

By:	/s/ Christopher Bradley

Name: Christopher Bradley
Title: Chief Financial Officer